CUSTODY AGREEMENT

      AGREEMENT dated as of January 2, 2002, between JPMORGANCHASE ("JPMorgan"), having its principal place of business at 270 Park Ave., New York, N.Y. 10017-2070, and FTI FUNDS, a Massachusetts business trust, (the "Trust") and an investment company registered under the Investment Company Act of 1940 ("Act of 1940"), having its principal place of business at One Franklin Parkway, San Mateo, CA 94403 or 500 East Broward Blvd., Ft. Lauderdale, FL 33394, on behalf of the Funds from time to time listed in Schedule A hereto (each a "Fund", and collectively, the "Funds").

      WHEREAS, the Trust wishes to appoint JPMorgan as custodian of the Funds' securities and assets and JPMorgan is willing to act as custodian under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, the Trust on behalf of each Fund and its successors and assigns and JPMorgan and its successors and assigns, hereby agree as follows:

      1. APPOINTMENT AS CUSTODIAN. JPMorgan agrees to act as custodian for the Funds, as provided herein, in connection with (a) cash ("Cash") received from time to time from, or for the account of, each Fund for credit to each Fund's deposit account or accounts administered by JPMorgan, JPMorgan BRANCHES and Domestic Securities Depositories (as hereinafter defined), and/or Foreign Banks and Foreign Securities Depositories (as hereinafter defined) (the "Deposit Account"); (b) all stocks, shares, bonds, debentures, notes, mortgages, or other obligations for the payment of money and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property ("Securities") from time to time received by JPMorgan and/or any JPMorgan Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository for the account of a Fund (the "Custody Account"); and (c) original margin and variation margin payments in a segregated account for futures contracts (the "Segregated Account").
      All Cash held in the Deposit Account or in the Segregated Account in connection with which JPMorgan agrees to act as custodian is hereby denominated as a special deposit which shall be held in trust for the benefit of each Fund and to which JPMorgan, JPMorgan Branches and Domestic Securities Depositories and/or Foreign Banks and Foreign Securities Depositories shall have no ownership rights, and JPMorgan will so indicate on its books and records pertaining to the Deposit Account and the Segregated Account. All cash held in auxiliary accounts that may be carried for the Funds with JPMorgan (including a Money Market Account, Redemption Account, Distribution Account and Imprest Account) is not so denominated as a special deposit and title thereto is held by JPMorgan subject to the claims of creditors.

     2. AUTHORIZATION TO USE BOOK-ENTRY SYSTEM, DOMESTIC
SECURITIES DEPOSITORIES, BRANCH OFFICES. FOREIGN BANKS AND FOREIGN SECURITIES DEPOSITORIES. JPMorgan is hereby authorized to appoint and utilize, subject to the provisions of Sections 4 and 5 hereof
           A. The Book Entry System and The Depository Trust Company; and also such other Domestic Securities Depositories selected by JPMorgan and as to which JPMorgan has received a certified copy of a resolution of the Trust's Board of Trustees authorizing deposits therein;
           B. JPMorgan's foreign branch offices in the United Kingdom, Hong Kong, Singapore, and Tokyo, and such other foreign branch offices of JPMorgan located in countries approved by the Board of Trustees of the Trust as to which JPMorgan shall have given prior notice to the Trust;

     3. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

           (a) "Authorized Persons of the Trust" shall mean such officers or employees of the Trust or any other person or persons as shall have been designated by a resolution of the Board of Trustees of the Trust, a certified copy of which has been filed with JPMorgan, to act as Authorized Persons hereunder. Such persons shall continue to be Authorized Persons of the Trust, authorized to act either singly or together with one or more other of such persons as provided in such resolution, until such time as the Trust shall have filed with JPMorgan a written notice of the Trust supplementing, amending, or revoking the authority of such persons.
           (b) "Book-Entry system" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.
           (c) "Domestic Securities Depository" shall mean The Depository Trust Company, a clearing agency registered with the Securities and Exchange Commission, its successor or successors and its nominee or nominees; and (subject to the receipt by JPMorgan of a certified copy of a resolution of the Trust's Board of Trustees specifically approving deposits therein as provided in Section 2(a) of this Agreement) any other person authorized to act as a depository under the Act of 1940, its successor or successors and its nominee or nominees.
           (d) An "Eligible Foreign Custodian," which, as defined in 1940 Act rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.
           (e) "Foreign Bank" shall mean any banking institution organized under the laws of a jurisdiction other than the United States or of any state thereof and which shall be limited to Eligible Foreign Custodians as defined in (i)(b) of the definition of Eligible Foreign Custodians contained herein; provided that, for purposes of the sections of this Agreement addressing JPMorgan liability (including, but not limited to, Sections 7, 10, 14, and 16-17), Foreign Bank shall not include any Foreign Bank as to which JPMorgan has not acted as Foreign Custody Manager.
           (f) A "Foreign Securities Depository" shall mean any system for the central handling of securities abroad where all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping without physical delivery of the securities by any JPMorgan Branch or Foreign Bank and which shall be limited to Eligible Securities Depositories as defined in (ii)(a) of the definition of Eligible Securities Depositories contained herein; provided that, for purposes of the sections of this Agreement addressing JPMorgan liability (including, but not limited to, Sections 7, 10, 14, and 16-17) the term Foreign Securities Depository shall be deleted.
           (g) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

                (i) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in 1940 Act rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to 1940 Act rule 17f-5.
                (ii) in the U.S., a "securities depository" as defined in 1940 Act rule 17f-4(a).

           (h) "Written Instructions" shall mean instructions in writing signed by Authorized Persons of the Trust giving such instructions, and/or such other forms of communications as from time to time shall be agreed upon in writing between the Trust and JPMorgan.
           (i) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7) under the Investment Company Act of 1940, as amended ("1940 Act") promulgated by the Securities and Exchange Commission ("SEC"); and

      For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

      4. SELECTION OF COUNTRIES IN WHICH SECURITIES MAY BE HELD. JPMorgan shall not cause Securities and Cash to be held in any country outside the United States until the Trust has directed the holding of each Fund's assets in such country. JPMorgan will be provided with a copy of a resolution of the Trust's Board of Trustees authorizing such custody in any country outside of the United States, which resolution shall be based upon, among other factors, the following:

      (a)  comparative operational efficiencies of custody;
      (b)  clearance and settlement and the costs thereof,
      (c) political and other risks, other than those risks specifically assumed by JPMorgan; and
      (d) the risk analysis furnished by JPMorgan pursuant to Section 24(a) hereof.

      5. At the request of Trust, JPMorgan may, but need not, add an Eligible Foreign Custodian where JPMorgan has not acted as Foreign Custody Manager with respect to the selection thereof; provided that, any such entities shall not be included for purposes of the sections of this Agreement addressing JPMorgan liability (including, but not limited to, Sections 7, 10, 14, and 16-17). JPMorgan shall notify Trust in the event that it elects to add any such entity.

      6. CONDITIONS ON SELECTION OF FOREIGN BANK OR FOREIGN SECURITIES DEPOSITORY. JPMorgan shall authorize the holding of Securities and Cash by a JPMorgan Branch, Foreign Bank or Foreign Securities Depository only:

           (a) to the extent that the Securities and Cash are not subject to any right, charge, security interest, lien or claim of any kind in favor of any such Foreign Bank or Foreign Securities Depository, except for their safe custody or administration; or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws; and
           (b) to the extent that the beneficial ownership of Securities is freely transferable without the payment of money or value other than for safe custody or administration.

      7. JPMORGAN BRANCHES AND FOREIGN BANKS NOT AGENTS OF THE TRUST. JPMorgan Branches, Foreign Banks and Foreign Securities Depositories shall be subject to the instructions of JPMorgan and/or the Foreign Bank, and not to those of the Trust. JPMorgan warrants and represents that all such instructions shall afford protection to the Trust at least equal to that afforded for Securities held directly by JPMorgan. Any JPMorgan Branch, Foreign Bank or Foreign Securities Depository shall act solely as agent of JPMorgan or of such Foreign Bank.

      8. CUSTODY ACCOUNT. Securities held in the Custody Account shall be physically segregated at all times from those of any other person or persons except that (a) with respect to Securities held by JPMorgan Branches, such Securities may be placed in an omnibus account for the customers of JPMorgan, and JPMorgan shall maintain separate book entry records for each such omnibus account, and such Securities shall be deemed for the purpose of this Agreement to be held by JPMorgan in the Custody Account; (b) with respect to Securities deposited by JPMorgan with a Foreign Bank, a Domestic Securities Depository or a Foreign Securities Depository, JPMorgan shall identify on its books as belonging to the Trust the Securities shown on JPMorgan's account on the books of the Foreign Bank, Domestic Securities Depository or Foreign Securities Depository; and (c) with respect to Securities deposited by a Foreign Bank with a Foreign Securities Depository, JPMorgan shall cause the Foreign Bank to identify on its books as belonging to JPMorgan, as agent, the Securities shown on the Foreign Bank's account on the books of the Foreign Securities Depository. All Securities of the Trust maintained by JPMorgan pursuant to this Agreement shall be subject only to the instructions of JPMorgan, JPMorgan Branches or their agents. JPMorgan shall only deposit Securities with a Foreign Bank in accounts that include only assets held by JPMorgan for its customers.

      8a. SEGREGATED ACCOUNT FOR FUTURES CONTRACTS. With respect to every futures contract purchased, sold or cleared for the Custody Account, JPMorgan agrees, pursuant to Written Instructions, to:
           (a) deposit original margin and variation margin payments in a segregated account maintained by JPMorgan; and
           (b) perform all other obligations attendant to transactions or positions in such futures contracts, as such payments or performance may be required by law or the executing broker.
      8b. SEGREGATED ACCOUNT FOR REPURCHASE AGREEMENTS. With respect to purchases for the Custody Account from banks (including JPMorgan) or broker-dealers, of United States or foreign government obligations subject to repurchase agreements, JPMorgan agrees, pursuant to Written Instructions, to:
           (a)  deposit  such   securities  and  repurchase   agreements  in  a
      segregated account maintained by JPMorgan; and
           (b) promptly show on JPMorgan's records that such securities and repurchase agreements are being held on behalf of a Fund and deliver to the Trust a written confirmation to that effect.
      8c. SEGREGATED ACCOUNTS FOR DEPOSITS OF COLLATERAL. JPMorgan agrees, with respect to (i) cash or high quality debt securities to secure each Fund's commitments to purchase new issues of debt obligations offered on a when-issued basis; (ii) cash, U.S. government securities, or irrevocable letters of credit of borrowers of each Fund's portfolio securities to secure the loan to them of such securities; and/or (iii) cash, securities or any other property delivered to secure any other obligations; (all of such items being hereinafter referred to as "collateral"), pursuant to Written Instructions, to:
           (a) deposit the collateral for each such obligation in a separate segregated account maintained by JPMorgan; and
           (b) promptly to show on JPMorgan's records that such collateral is being held on behalf of a Fund and deliver to the Trust a written confirmation to that effect.

      9. DEPOSIT ACCOUNT. Subject to the provisions of this Agreement, the Trust authorizes JPMorgan to establish and maintain in each country or other jurisdiction in which the principal trading market for any Securities is located or in which any Securities are to be presented for payment, an account or accounts, which may include nostro accounts with JPMorgan Branches and omnibus accounts of JPMorgan at Foreign Banks, for receipt of cash in the Deposit Account, in such currencies as directed by Written Instructions. For purposes of this Agreement, cash so held in any such account shall be evidenced by separate book entries maintained by JPMorgan at its office in London and shall be deemed to be Cash held by JPMorgan in the Deposit Account. Unless JPMorgan receives Written Instructions to the contrary, cash received or credited by JPMorgan or any other JPMorgan Branch, Foreign Bank or Foreign Securities Depository for the Deposit Account in a currency other than United States dollars shall be converted promptly into United States dollars whenever it is practicable to do so through customary banking channels (including without limitation the effecting of such conversions at JPMorgan's preferred rates through JPMorgan, its affiliates or JPMorgan Branches), and shall be automatically transmitted back to JPMorgan in the United States.

      10. SETTLEMENT PROCEDURES. Settlement procedures for transactions in Securities delivered to, held in, or to be delivered from the Custody Account in JPMorgan Branches, Domestic Securities Depositories, Foreign Banks and Foreign Securities Depositories, including receipts and payments of cash held in any nostro account or omnibus account for the Deposit Account as described in
Section 9, shall be carried out in accordance with the provisions of the Operating Agreement. It is understood that such settlement procedures may vary, as provided in the Operating Agreement, from securities market to securities market, to reflect particular settlement practices in such markets.
      JPMorgan shall make or cause the appropriate JPMorgan Branch or Foreign Bank to move payments of Cash held in the Deposit Account only:
           (a) in connection with the purchase of Securities for the account of each Fund and only against the receipt of such Securities by JPMorgan or by another appropriate JPMorgan Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository, or otherwise as provided in the Operating Agreement, each such payment to be made at prices confirmed by Written Instructions, or
           (b) in connection with any dividend, interim dividend or other distribution declared by the Trust, or
           (c) as directed by the Trust by Written Instructions setting forth the name and address of the person to whom the payment is to be made and the purpose for which the payment is to be made.
      Upon the receipt by JPMorgan of Written Instructions specifying the Securities to be so transferred or delivered, which instructions shall name the person or persons to whom transfers or deliveries of such Securities shall be made and shall indicate the time(s) for such transfers or deliveries, Securities held in the Custody Account shall be transferred, exchanged, or delivered by JPMorgan, any JPMorgan Branch, Domestic Securities Depository, Foreign Bank, or Foreign Securities Depository, as the case may be, against payment in Cash or Securities, or otherwise as provided in the Operating Agreement, only:
           (a) upon sale of such Securities for the account of a Fund and receipt of such payment in the amount shown in a broker's confirmation of sale of the Securities or other proper authorization received by JPMorgan before such payment is made, as confirmed by Written Instructions;
           (b) in exchange for or upon conversion into other Securities alone or other Securities and Cash pursuant to any plan of merger, consolidation, reorganization, recapitalization, readjustment, or tender offer;
           (c) upon exercise of conversion, subscription, purchase, or other similar rights represented by such Securities; or
           (d) otherwise as directed by the Trust by Written Instructions which SHALL set forth the amount and purpose of such transfer or delivery.
      Until JPMorgan receives Written Instructions to the contrary, JPMorgan shall, and shall cause each JPMorgan Branch, Domestic Securities Depository, Foreign Bank and Foreign Securities Depository holding Securities or Cash to, take the following actions in accordance with procedures established in the Operating Agreement:
           (a) collect and timely deposit in the Deposit Account all income due or payable with respect to any Securities and take any action which may be necessary and proper in connection with the collection and receipt of such income;
           (b) present timely for payment all Securities in the Custody Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation and to receive and credit to the Deposit Account Cash so paid for the account of each Fund except that, if such Securities are convertible, such Securities shall not be presented for payment until two business days preceding the date on which such conversion rights would expire unless JPMorgan previously shall have received Written Instructions with respect thereto;
           (c) present for exchange all Securities in the Custody Account converted pursuant to their terms into other Securities;
           (d) in respect of securities in the Custody Account, execute in the name of the Trust such ownership and other certificates as may be required to obtain payments in respect thereto, provided that JPMorgan shall have requested and the Trust shall have furnished to JPMorgan any information necessary in connection with such certificates;
           (e) exchange interim receipts or temporary Securities in the Custody Account for definitive Securities; and
           (f) receive and hold in the Custody Account all Securities received as a distribution on Securities held in the Custody Account as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar Securities issued with respect to any Securities held in the Custody Account.

      11. RECORDS. JPMorgan hereby agrees that JPMorgan and any JPMorgan Branch or Foreign Bank shall create, maintain, and retain all records relating to their activities and obligations as custodian for the Trust under this Agreement in such manner as will meet the obligations of the Trust under the Act of 1940, particularly Section 31 thereof and Rules 3la-1 and 31a-2 thereunder, and Federal, state and foreign tax laws and other legal or administrative rules or procedures, in each case as currently in effect and applicable to the Trust. All records so maintained in connection with the performance of its duties under this Agreement shall, in the event of termination of this Agreement, be preserved and maintained by JPMorgan as required by regulation, and shall be made available to the Trust or its agent upon request, in accordance with the provisions of Section 19.
      JPMorgan hereby agrees, subject to restrictions under applicable laws, that the books and records of JPMorgan and any JPMorgan Branch pertaining to their actions under this Agreement shall be open to the physical, on-premises inspection and audit at reasonable times by the independent accountants ("Accountants") employed by, or other representatives of, the Trust. JPMorgan hereby agrees that, subject to restrictions under applicable laws, access shall be afforded to the Accountants to such of the books and records of any Foreign Bank, Domestic Securities Depository or Foreign Securities Depository with respect to Securities and Cash as shall be required by the Accountants in connection with their examination of the books and records pertaining to the affairs of the Trust. JPMorgan also agrees that as the Trust may reasonably request from time to time, JPMorgan shall provide the Accountants with information with respect to JPMorgan's and JPMorgan Branches' systems of internal accounting controls as they relate to the services provided under this Agreement, and JPMorgan shall use its best efforts to obtain and furnish similar information with respect to each Domestic Securities Depository, Foreign Bank and Foreign Securities Depository holding Securities and Cash.

      12. REPORTS. JPMorgan shall supply periodically, upon the reasonable request of the Trust, such statements, reports, and advices with respect to Cash in the Deposit Account and the Securities in the Custody Account and transactions in Securities from time to time received and/or delivered for or from the Custody Account, as the case may be, as the Trust shall require. Such statements, reports and advices shall include an identification of the JPMorgan Branch, Domestic Securities Depository, Foreign Bank and Foreign Securities Depository having custody of the Securities and Cash, and descriptions thereof.

      13. REGISTRATION OF SECURITIES. Securities in the Custody Account which are issued or issuable only in bearer form (except such securities as are held in the Book-Entry System) shall be held by JPMorgan, JPMorgan Branches, Domestic Securities Depositories, Foreign Banks or Foreign Securities Depositories in that form. All other Securities in the Custody Account shall be held in registered form in the name of JPMorgan, or any JPMorgan Branch, the BookEntry System, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository and their nominees, as custodian or nominee.

     14. STANDARD OF CARE.
           (a) GENERAL. JPMorgan shall assume entire responsibility for all Securities held in the Custody Account, Cash held in the Deposit Account, Cash or Securities held in the Segregated Account and any of the Securities and Cash while in the possession of JPMorgan or any JPMorgan Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository, or in the possession or control of any employees, agents or other personnel of JPMorgan or any JPMorgan Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository; and shall be liable to the Trust for any loss to the Trust occasioned by any destruction of the Securities or Cash so held or WHILE in such possession, by any robbery, burglary, larceny, theft or embezzlement by any employees, agents or personnel of JPMorgan or any JPMorgan Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository, and/or by virtue of the disappearance of any of the Securities or Cash so held or while in such possession, with or without any fault attributable to JPMorgan ("fault attributable to JPMorgan" for the purposes of this Agreement being deemed to mean any negligent act or omission, robbery, burglary, larceny, theft or embezzlement by any employees or agents of JPMorgan or any JPMorgan Branch, Domestic Securities Depository, Foreign Bank or Foreign Securities Depository). In the event of JPMorgan's discovery or notification of any such loss of Securities or Cash, JPMorgan shall promptly notify the Trust and shall reimburse the Trust to the extent of the market value of the missing Securities or Cash as at the date of the discovery of such loss. The Trust shall not be obligated to establish any negligence, misfeasance or malfeasance on JPMorgan's part from which such loss resulted, but JPMorgan shall be obligated hereunder to make such reimbursement to the Trust after the discovery or notice of such loss, destruction or theft of such Securities or Cash. JPMorgan may at its option insure itself against loss from any cause but shall be under no obligation to insure for the benefit of the Trust.
           (b) COLLECTIONS. All collections of funds or other property paid or distributed in respect of Securities held in the Custody Account shall be made at the risk of the Trust. JPMorgan shall have no liability for any loss occasioned by delay in the actual receipt of notice by JPMorgan (or by any JPMorgan Branch or Foreign Bank in the case of Securities or Cash held outside of the United States) of any payment, redemption or other transaction regarding Securities held in the Custody Account or Cash held in the Deposit Account in respect of which JPMorgan has agreed to take action in the absence of Written Instructions to the contrary as provided in Section 10 of this Agreement, which does not appear in any of the publications referred to in Section 16 of this Agreement.
           (c) EXCLUSIONS. Notwithstanding any other provision in this Agreement to the contrary, JPMorgan shall not be responsible for (i) losses resulting from war or from the imposition of exchange control restrictions, confiscation, expropriation, or nationalization of any securities or assets of the issuer of such securities, or (ii) losses resulting from any negligent act or omission of the Trust or any of its affiliates, or any robbery, theft, embezzlement or fraudulent act by any employee or agent of the Trust or any of its affiliates. JPMorgan shall not be liable for any action taken in good faith upon Written Instructions of Authorized Persons of the Trust or upon any certified copy of any resolution of the Board of Trustees of the Trust, and may rely on the genuineness of any such documents which it may in good faith believe to be validly executed.
           (d) LIMITATION ON LIABILITY UNDER SECTION 14(A). Notwithstanding any other provision in this Agreement to the contrary, it is agreed that JPMorgan's sole responsibility with respect to losses under Section 14(a) shall be to pay the Trust the amount of any such loss as provided in
      Section 14(a) (subject to the limitation provided in Section 14(e) of this Agreement). This limitation does not apply to any liability of JPMorgan under Section 14(f) of this Agreement.
           (e) ANNUAL ADJUSTMENT OF LIMITATION OF LIABILITY. As soon as practicable after June 1 of every year, the Trust shall provide JPMorgan with the amount of its total net assets as of the close of business on such date (or if the New York Stock Exchange is closed on such date, then in that event as of the close of business on the next day on which the New York Stock Exchange is open for business).
           It is understood by the parties to this Agreement (1) that JPMorgan has entered into substantially similar custody agreements with other Franklin Templeton Funds, all of which Funds have as their investment adviser either the Investment Manager of the Fund or companies which are affiliated with the Investment Manager; and (2) that JPMorgan may enter into substantially similar custody agreements with additional mutual funds under Franklin Templeton management which may hereafter be organized. Each of such custody agreements with each of such other Franklin Templeton Funds contains (or will contain) a "Standard of Care" section similar to this Section 14, except that the limit of JPMORGAN'S liability is (or will be) in varying amounts for each Fund, with the aggregate limits of liability in all of such agreements, including this Agreement, amounting to $150,000,000.
           On each June 1, JPMorgan will total the net assets reported by each one of the Franklin Templeton Funds, and will calculate the percentage of the aggregate net assets of all the Franklin Templeton Funds that is represented by the net asset value of this Trust. Thereupon JPMorgan shall allocate to this Agreement with this Trust that proportion of its total of $150,000,000 responsibility undertaking which is substantially equal to the proportion which this Trust's net assets bears to the total net assets of all such Franklin Templeton Funds subject to adjustments for claims paid as follows: all claims previously paid to this Trust shall first be deducted from its proportionate allocable share of the $150,000,000 JPMorgan responsibility, and if the claims paid to this Trust amount to more than its allocable share of the JPMorgan responsibility, then the excess of such claims paid to this Trust shall diminish the balance of the $150,000,000 JPMorgan responsibility available for the proportionate shares of all of the other Franklin Templeton Funds having similar custody agreements with JPMorgan. Based on such calculation, and on such adjustment for claims paid, if any, JPMorgan thereupon shall notify the Trust of such limit of liability under this Section 14 which will be available to the Trust with respect to (1) losses in excess of payment allocations for previous years and (2) losses discovered during the next year this Agreement remains in effect and until a new determination of such limit of responsibility is made on the next succeeding June 1.
           (f) OTHER LIABILITY. Independently of JPMorgan's liability to the Trust as provided in Section 14(a) above (it being understood that the limitations in Sections 14(d) and 14(e) do not apply to the provisions of this Section 14(f)), JPMorgan shall be responsible for the performance of only such duties as are set forth in this Agreement or contained in express instructions given to JPMorgan which are not contrary to the provisions of this Agreement. JPMorgan will use and require the same care with respect to the safekeeping of all Securities held in the Custody Account, Cash held in the Deposit Account, and Securities or Cash held in the Segregated Account as it uses in respect of its own similar property, but it need not maintain any insurance for the benefit of the Trust. With respect to Securities and Cash held outside of the United States, JPMorgan will be liable to the Trust for any loss to the Trust resulting from any disappearance or destruction of such Securities or Cash while in the possession of JPMorgan or any JPMorgan Branch, Foreign Bank or Foreign Securities Depository, to the same extent it would be liable to the Trust if JPMorgan had retained physical possession of such Securities and Cash in New York. It is specifically agreed that JPMorgan's liability under this Section 14(f) is entirely independent of JPMorgan's liability under
      Section 14(a). Notwithstanding any other provision in this Agreement to the contrary, in the event of any loss giving rise to liability under this
      Section 14(f) that would also give rise to liability under Section 14(a), the amount of such liability shall not be charged against the amount of the limitation on liability provided in Section 14(d).
           (g) COUNSEL; LEGAL EXPENSES. JPMorgan shall be entitled to the advice of counsel (who may be counsel for the Trust) at the expense of the Trust, in connection with carrying out JPMorgan's duties hereunder and in no event shall JPMorgan be liable for any action taken or omitted to be taken by it in good faith pursuant to advice of such counsel. If, in the absence of fault attributable to JPMorgan and in the course of or in connection with carrying out its duties and obligations hereunder, any claims or legal proceedings are instituted against JPMorgan or any JPMorgan Branch by third parties, the Trust will hold JPMorgan harmless against any claims, liabilities, costs, damages or expenses incurred in connection therewith and, if the Trust so elects, the Trust may assume the defense thereof with counsel satisfactory to JPMorgan, and thereafter shall not be responsible for any further legal fees that may be incurred by JPMorgan, provided, however, that all of the foregoing is conditioned upon the Trust's receipt from JPMorgan of prompt and due notice of any such claim or proceeding.

      15. EXPROPRIATION INSURANCE. JPMorgan represents that it does not intend to obtain any insurance for the benefit of the Trust which protects against the imposition of exchange control restrictions on the transfer from any foreign jurisdiction of the proceeds of sale of any Securities or against confiscation, expropriation OR nationalization of any securities or the assets of the issuer of such securities by a government of any foreign country in which the issuer of such securities is organized or in which securities are held for safekeeping either by JPMorgan, or any JPMorgan Branch, Foreign Bank or Foreign Securities Depository in such country. JPMorgan has discussed the availability of expropriation insurance with the Trust, and has advised the Trust as to its understanding of the position of the staff of the Securities and Exchange Commission that any investment company investing in securities of foreign issuers has the responsibility for reviewing the possibility of the imposition of exchange control restrictions which would affect the liquidity of such investment company's assets and the possibility of exposure to political risk, including the appropriateness of insuring against such risk. The Trust has acknowledged that it has the responsibility to review the possibility of such risks and what, if any, action should be taken.

      16. PROXY. NOTICES. REPORTS. ETC. JPMorgan shall watch for the dates of expiration of (a) all purchase or sale rights (including warrants, puts, calls and the like) attached to or inherent in any of the Securities held in the Custody Account and (b) conversion rights and conversion price changes for each convertible Security held in the Custody Account as published in Telstat Services, Inc., Standard & Poor's Financial Inc. and/or any other publications listed in the Operating Agreement (it being understood that JPMorgan may give notice to the Trust as provided in Section 21 as to any change, addition and/or omission in the publications watched by JPMorgan for these purposes). If JPMorgan or any JPMorgan Branch, Foreign Bank or Foreign Securities Depository shall receive any proxies, notices, reports, or other communications relative to ANY of the Securities held in the Custody Account, JPMorgan shall, on its behalf or on behalf of a JPMorgan Branch, Foreign Bank or Foreign Securities Depository, promptly transmit in writing any such communication to the Trust. In addition, JPMorgan shall notify the Trust by person-to-person collect telephone concerning any such notices relating to any matters specified in the first sentence of this Section 16.
      As specifically requested by the Trust, JPMorgan shall execute or deliver or shall cause the nominee in whose name Securities are registered to execute and deliver to such person as may be designated by the Trust proxies, consents, authorizations and any other instruments whereby the authority of the Trust as owner of any Securities in the Custody Account registered in the name of JPMorgan or such nominee, as the case may be, may be exercised. JPMorgan shall vote Securities in accordance with Written Instructions timely received by JPMorgan, or such other person or persons as designated in or pursuant to the Operating Agreement.
      JPMorgan and any JPMorgan Branch shall have no liability for any loss or liability occasioned by delay in the actual receipt by them or any Foreign Bank or Foreign Securities Depository of notice of any payment or redemption which does not appear in any of the publications referred to in the first sentence of this Section 16.

      17. COMPENSATION. The Trust agrees to pay to JPMorgan from time to time such compensation for its services pursuant to this Agreement as may be mutually agreed upon in writing from time to time and JPMorgan's out-of-pocket or incidental expenses, as from time to time shall be mutually agreed upon by JPMorgan and the Trust. The Trust shall have no responsibility for the payment of services provided by any Domestic Securities Depository, such fees being paid directly by JPMorgan. In the event of any advance of Cash for any purpose made by JPMorgan pursuant to any Written Instruction, or in the event that JPMorgan or any nominee of JPMorgan shall incur or be assessed any taxes in connection with the performance of this Agreement, the Trust shall indemnify and reimburse JPMorgan therefor, except such assessment of taxes as results from the negligence, fraud, or willful misconduct of JPMorgan, any Domestic Securities Depository, JPMorgan Branch, Foreign Bank or Foreign Securities Depository, or as constitutes a tax on income, gross receipts or the like of any one or more of them. JPMorgan shall have a lien on Securities in the Custody Account and on Cash in the Deposit Account for any amount owing to JPMorgan from time to time under this Agreement upon due notice to the Trust.

      18. AGREEMENT SUBJECT TO APPROVAL OF THE TRUST. It is understood that this Agreement and any amendments shall be subject to the approval of the Trust.

      19. TERM. This Agreement shall remain in effect until terminated by either party upon 60 days' written notice to the other, sent by registered mail. Notwithstanding the preceding sentence, however, if at any time after the execution of this Agreement JPMorgan shall provide written notice to the Trust, by registered mail, of the amount needed to meet a substantial increase in the cost of maintaining its present type and level of bonding and insurance coverage in connection with JPMorgan's undertakings in Section 14(a), (d) and (e) of this Agreement, said Section 14(a), (d) AND (e) of this Agreement shall cease to apply 60 days after the providing of such notice by JPMorgan, unless prior to the expiration of such 60 days the Trust agrees in writing to assume the amount needed for such purpose. JPMorgan, upon the date this Agreement terminates pursuant to notice which has been given in a timely fashion, shall, and/or shall cause each Domestic Securities Depository to, deliver the Securities in the Custody Account, pay the Cash in the Deposit Account, and deliver and pay Securities and Cash in the Segregated Account to the Trust unless JPMorgan has received from the Trust 60 days prior to the date on which this Agreement is to be terminated Written Instructions specifying the name(s) of the person(s) to whom the Securities in the Custody Account shall be delivered, the Cash in the Deposit Account shall be paid, and Securities and Cash in the Segregated Account shall be delivered and paid. Concurrently with the delivery of such Securities, JPMorgan shall deliver to the Trust, or such other person as the Trust shall instruct, the records referred to in Section 11 which are in the possession or control of JPMorgan, any JPMorgan Branch, or any Domestic Securities Depository, or any Foreign Bank or Foreign Securities Depository, or in the event that JPMorgan is unable to obtain such records in their original form JPMorgan shall deliver true copies of such records.

      20. AUTHORIZATION OF JPMORGAN TO EXECUTE NECESSARY DOCUMENTS. In connection with the performance of its duties hereunder, the Trust hereby authorizes and directs JPMorgan and each JPMorgan Branch acting on behalf of JPMorgan, and JPMorgan hereby agrees, to execute and deliver in the name of the Trust, or cause such other JPMorgan Branch to execute and deliver in the name of the Trust, such certificates, instruments, and other documents as shall be reasonably necessary in connection with such performance, provided that the Trust shall have furnished to JPMorgan ANY information necessary in connection therewith.

      21. NOTICES. Any notice or other communication authorized or required by this Agreement to be given to the parties shall be sufficiently given (except to the extent otherwise specifically provided) if addressed and mailed postage prepaid or delivered to it at its office at the address set forth below:
      If to the Trust, then to
                FTI Funds
                One Franklin Parkway
                San Mateo, CA  94403-1906
                Attention: Secretary

      If to JPMorgan, then to
                JPMORGANCHASE
                MetroTech Center
                Brooklyn, New York 11245
                Attention: Global Custody Division Executive

      or such other person or such other address as any party shall have furnished to the other party in writing.

      22.  NON-ASSIGNABILITY   OF  AGREEMENT.   This  Agreement  shall  not  be
assignable by either party hereto; provided, however, that any corporation into which the Trust or JPMorgan, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation succeeding to all or substantially all of the trust business of JPMorgan, shall succeed to the respective rights and shall assume the respective duties of the Trust or of JPMorgan, as the case may be, hereunder.

      23. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

      24.  COMPLIANCE WITH 1940 ACT RULE 17F-5 ("RULE 17F-5").

      (a) Trust's board of trustees (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as each Fund's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting "Eligible Foreign Custodians" (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold a Fund's "Foreign Assets" (as that term is defined in rule 17f-5(a)(2), and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).
      (b)  In connection with the foregoing, Bank shall:
           (i) provide written reports notifying Trust's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Trust's Board at such times as the Board deems reasonable and appropriate based on the circumstances of a Fund's foreign custody arrangements but until further notice from a Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually. (ii) exercise such reasonable care, prudence and diligence in performing as a Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise; (iii)in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv); (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise a Fund and shall then act in accordance with the Instructions of Fund with respect to the disposition of the affected Foreign Assets.
                Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of a Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.
      (c) Except as expressly provided herein and in Section 24 hereof, a Fund shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.
      (d) Bank represents to each Fund that it is a U.S. Bank as defined in rule 17f-5(a)(7). Trust represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as each Fund's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that each Fund may maintain Foreign Assets in each country in which a Fund's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf a Fund that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.
      (e) Bank shall provide to Trust such information relating to Country Risk as is specified in Schedule C hereto. Trust hereby acknowledges that: (i) such information is solely designed to inform a Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

      25.  COMPLIANCE WITH 1940 ACT RULE 17F-7 ("RULE 17F-7").

      (a) Bank shall, for consideration by Trust, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining a Fund's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Fund's Foreign Assets at such Depository) and at which any Foreign Assets of a Fund are held or are expected to be held. The foregoing analysis will be provided to Trust and its investment adviser(s) ("Adviser") at Bank's Website. In connection with the foregoing, either Trust or Adviser shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining a Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Trust or Adviser of any material changes in such risks.
      (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 24(a) above.
      (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Trust and Adviser if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Trust and Adviser from time to time.)
                                    JPMORGANCHASE

                                         /s/ April Johnston
                                         ----------------------
                                          April Johnston
                                          Vice President

                                    FTI FUNDS

                                         /s/ Steven J. Gray
                                         -----------------------
                                          Steven J. Gray
                                          Vice President &
                                          Assistant Secretary

                                   SCHEDULE A

FUND LIST



FTI European Smaller Companies Fund

FTI Large Capitalization Growth and Income Fund

FTI  Small Capitalization Equity Fund

FTI Bond Fund

FTI Municipal Bond Fund

FTI International Equity Fund

FTI Large Capitalization Growth Fund


                                   SCHEDULE C

                       INFORMATION REGARDING COUNTRY RISK


      1. To aid Fund in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A.    Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.    Written information concerning:

___   i.   The  likelihood  of  expropriation,   nationalization,  freezes,  or
confiscation of Fund's assets.

___   ii.  Whether  difficulties in converting Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.    A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

      2. Bank shall furnish the following additional information:

         Market flashes, including with respect to changes in the information in market reports.

                                   SCHEDULE B

                        ELIGIBLE SECURITIES DEPOSITORIES

--------------------------------------------------------------------------------
COUNTRY                 DEPOSITORY                    INSTRUMENTS
--------------------------------------------------------------------------------
ARGENTINA               CVSA                          Equity, Corporate +
                        (Caja de Valores S.A.)        Government Debt
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Argentina               CRYL                          Government Debt
                        (Central de Registration
                        y Liquidacion de
                        Instrumentos de
                        Endeudamiento Publico)
--------------------------------------------------------------------------------
AUSTRALIA               AUSTRACLEAR LIMITED           Corporate Debt, Money
                                                      Market + Semi-Government
                                                      Debt
--------------------------------------------------------------------------------
AUSTRALIA               CHESS                         Equity
                        (Clearing House Electronic
                        Sub-register System)
--------------------------------------------------------------------------------
AUSTRALIA               RITS                          Government Debt
                        (Reserve Bank of
                        Australia/Reserve Bank
                        Information and Transfer
                        System)
--------------------------------------------------------------------------------
AUSTRIA                 OEKB                          Equity, Corporate +
                        (Oesterreichische             Government Debt
                        Kontrollbank AG)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
BELGIUM                 CIK                            Equity + Corporate Debt
                        (Caisse Interprofessionnelle
                        de Depots et de Virements de
                        Titres S.A.)
--------------------------------------------------------------------------------
BELGIUM                 NBB                           Government Debt
                        (National Bank of Belgium)
--------------------------------------------------------------------------------
BRAZIL                  CBLC                          Equity
                        (Companhia Brasileira de
                        Liquidacao e Custodia)
--------------------------------------------------------------------------------
BRAZIL                  CETIP                         Corporate Debt
                        (Central de Custodia e
                        Liquidacao Financiera de
                        Titulos Privados)
--------------------------------------------------------------------------------
BRAZIL                  SELIC                         Government Debt
                        (Sistema Especial de
                        Liquidacao e Custodia)
--------------------------------------------------------------------------------
BULGARIA                BNB                           Government Debt
                        (Bulgaria National Bank)
--------------------------------------------------------------------------------
BULGARIA                CDAD                          Equity
                        (Central Depository A.D.)
--------------------------------------------------------------------------------
CANADA                  CDS                           Equity, Corporate +
                        (The Canadian Depository      Government Debt
                        for Securities Limited)
--------------------------------------------------------------------------------
CHILE                   DCV                           Equity, Corporate +
                        (Deposito Central de          Government Debt
                        Valores S.A.)
--------------------------------------------------------------------------------
CHINA,                  SSCCRC                       Equity
SHANGHAI               (Shanghai Securities
                        Central Clearing and
                        Registration Corporation)
--------------------------------------------------------------------------------
CHINA,                  SSCC                          Equity
SHENZHEN                (Shenzhen Securities
                        Clearing Company, Limited)
--------------------------------------------------------------------------------
COLOMBIA                DCV                           Government Debt
                        (Deposito Central de
                        Valores)
--------------------------------------------------------------------------------
COLOMBIA                DECEVAL                       Equity, Corporate +
                        (Deposito Centralizado de     Government Debt
                        Valores de Colombia S.A.)
--------------------------------------------------------------------------------
CROATIA                 SDA                           Equity + Government Debt
                        (Central Depository Agency
                        Inc. - Stredisnja
                        depozitarna agencija d.d.)
--------------------------------------------------------------------------------
CROATIA                 MINISTRY OF FINANCE OF THE    Short-term debt issued by
                        REPUBLIC OF CROATIA           the Ministry of Finance.
--------------------------------------------------------------------------------
CROATIA                 CNB                           Short-term debt issued by
                        (Croatian National Bank)      the National Bank of
                                                      Croatia.
--------------------------------------------------------------------------------
CZECH REPUBLIC          SCP                           Equity, Corporate +
                        (Stredisko cennych papiru)    Government Debt
--------------------------------------------------------------------------------
CZECH REPUBLIC          CNB                           Government Debt
                        (Czech National Bank)
--------------------------------------------------------------------------------
DENMARK                 VP                            Equity, Corporate +
                        (Vaerdipapircentralen A/S)    Government Debt
--------------------------------------------------------------------------------
EGYPT                   MCSD                          Equity + Corporate Debt
                        (Misr for Clearing,
                        Settlement and Depository,
                        S.A.E.)
--------------------------------------------------------------------------------
ESTONIA                 ECDS                          Equity
                        (Estonian Central
                        Depository for Securities
                        Limited - Eesti
                        Vaatpaberite
                        Keskdepositoorium)
--------------------------------------------------------------------------------
EUROMARKET              DCC                           Euro-CDs
                        (The Depository and
                        Clearing Centre)
--------------------------------------------------------------------------------
EUROMARKET              CLEARSTREAM                   Euro-Debt
                        (Clearstream Banking, S.A.)
--------------------------------------------------------------------------------
EUROMARKET              EUROCLEAR                     Euro-Debt
--------------------------------------------------------------------------------
FINLAND                 APK                           Equity, Corporate +
                        (Finnish Central              Government Debt
                        Securities Depository
                        Limited)
--------------------------------------------------------------------------------
FRANCE                  SICOVAM                       Equity, Corporate +
                        (Societe                      Government Debt
                        Interprofessionnelle pour
                        la Compensation des
                        Valeurs Mobilieres, S.A.)
--------------------------------------------------------------------------------
GERMANY                 CLEARSTREAM                   Equity, Corporate +
                        (Clearstream Banking AG)      Government Debt
--------------------------------------------------------------------------------
GREECE                  CSD                           Equity + Corporate Debt
                        (Central Securities
                        Depository S.A.)
--------------------------------------------------------------------------------
GREECE                  BOG                           Government Debt
                        (Bank of Greece)
--------------------------------------------------------------------------------
HONG KONG               HKSCC                         Equity
                        (Hong Kong Securities
                        Clearing Company Limited)
--------------------------------------------------------------------------------
HONG KONG               CMU                          Corporate + Government Debt
                        (Central Moneymarkets Unit)
-----------------------------------------------------------------------------
HUNGARY                 KELER                         Equity, Corporate +
                        (Central Depository and       Government Debt
                        Clearing House - Kosponti
                        Elszamolohaz es Ertektar
                        (Budapest) Rt.)
--------------------------------------------------------------------------------
INDIA                   NSDL                          Equity
                        (National Securities
                        Depository Limited)
--------------------------------------------------------------------------------
INDIA                   CDSL                          Equity
                        (Central Depository
                        Services (India) Limited)
--------------------------------------------------------------------------------
INDIA                   RBI                           Government Debt
                        (Reserve Bank of India)
--------------------------------------------------------------------------------
INDONESIA               KSEI                          Equity
                        (PT Kustodian Sentral Efek
                        Indonesia)
--------------------------------------------------------------------------------
IRELAND                 CREST                         Equity + Corporate Debt
                        (CRESTCo Limited)
--------------------------------------------------------------------------------
IRELAND                 CBISSO                        Government Debt
                        (Central Bank of Ireland
                        Securities Settlements
                        Office)
--------------------------------------------------------------------------------
ISRAEL                  TASE CLEARING HOUSE           Equity, Corporate +
                        (Tel Aviv Stock Exchange      Government Debt
                        Clearing House)
--------------------------------------------------------------------------------
ITALY                   MONTE TITOLI S.P.A.           Equity + Corporate Debt
--------------------------------------------------------------------------------
ITALY                   BANCA D'ITALIA                Government Debt
--------------------------------------------------------------------------------
IVORY COAST             DC/BR                         Equity
                        (Le Depositaire Central /
                        Banque de Reglement)
--------------------------------------------------------------------------------
JAPAN                   JASDEC                        Equity + Convertible Debt
                        (Japan Securities
                        Depository Center)
--------------------------------------------------------------------------------
JAPAN                   BOJ                           Registered Government Debt
                        (Bank of Japan)
--------------------------------------------------------------------------------
KAZAKHSTAN              CSD                           Equity
                        (Central Securities
                        Depository CJSC)
--------------------------------------------------------------------------------
LATVIA                  LCD                           Equity, Corporate +
                        (Latvian Central              Government Debt
                        Depository)
--------------------------------------------------------------------------------
LEBANON                 MIDCLEAR S.A.L.               Equity
                        (Custodian and Clearing
                        Center of Financial
                        Instruments for Lebanon
                        and the Middle East S.A.L.)
--------------------------------------------------------------------------------
LITHUANIA               CSDL                          Equity + Government Debt
                        (Central Securities
                        Depository of Lithuania)
--------------------------------------------------------------------------------
LUXEMBOURG              CLEARSTREAM                   Equity
                        (Clearstream Banking S.A.)
--------------------------------------------------------------------------------
MALAYSIA                MCD                           Equity + Corporate Debt
                        (Malaysian Central
                        Depository Sdn. Bhd.)
--------------------------------------------------------------------------------
MAURITIUS               CDS                           Equity + Corporate Debt
                        (Central Depository and
                        Settlement Company Limited)
--------------------------------------------------------------------------------
MEXICO                  INDEVAL                       Equity, Corporate +
                        (S.D. INDEVAL S.A. de C.V.)   Government Debt
--------------------------------------------------------------------------------
MOROCCO                 MAROCLEAR                     Equity, Corporate +
                                                      Government Debt
--------------------------------------------------------------------------------
NETHERLANDS             NECIGEF                       Equity, Corporate +
                        (Nederlands Centraal          Government Debt
                        Insituut voor Giraal
                        Effectenverkeer B.V.)
--------------------------------------------------------------------------------
NEW ZEALAND             NZCSD                         Equity, Corporate +
                        (New Zealand Central          Government Debt
                        Securities Depository)
--------------------------------------------------------------------------------
NIGERIA                 CSCS                          Equity, Corporate +
                        (Central Securities           Government Debt
                        Clearing System Limited)
--------------------------------------------------------------------------------
NORWAY                  VPS                           Equity, Corporate +
                        (Verdipapirsentralen)         Government Debt
--------------------------------------------------------------------------------
OMAN                    MDSRC                         Equity
                        (The Muscat Depository and
                        Securities Registration
                        Company, S.A.O.C.)
--------------------------------------------------------------------------------
PAKISTAN                CDC                           Equity + Corporate Debt
                        (Central Depository
                        Company of Pakistan
                        Limited)
--------------------------------------------------------------------------------
PAKISTAN                SBP                           Government Debt
                        (State Bank of Pakistan)
--------------------------------------------------------------------------------
PERU                    CAVALI                        Equity, Corporate +
                        (CAVALI ICLV S.A.)            Government Debt
--------------------------------------------------------------------------------
PHILIPPINES             PCD                           Equity
                        (Philippine Central
                        Depository Inc.)
--------------------------------------------------------------------------------
PHILIPPINES             ROSS                          Government Debt
                        (Bangko Sentral ng
                        Pilipinas / Register of
                        Scripless Securities)
--------------------------------------------------------------------------------
POLAND                  NDS                           Equity + Long-Term
                        (National Depository for      Government Debt
                        Securities S.A.)
--------------------------------------------------------------------------------
POLAND                  CRT                           Short-Term Government Debt
                        (Central Registry of
                        Treasury-Bills)
--------------------------------------------------------------------------------
PORTUGAL                CVM                           Equity, Corporate +
                        (Central de Valores           Government Debt
                        Mobiliarios e Sistema de
                        Liquidacao e Compensacao)
--------------------------------------------------------------------------------
ROMANIA                 SNCDD                         Equity
                        (National Company for
                        Clearing, Settlement and
                        Depository for Securities)
--------------------------------------------------------------------------------
ROMANIA                 BSE                           Equity
                        (Bucharest Stock Exchange
                        Registry)
--------------------------------------------------------------------------------
RUSSIA                  VTB                           Government Debt (Ministry
                        (Vneshtorgbank)               of Finance Bonds)
--------------------------------------------------------------------------------
RUSSIA                  NDC                           Equity, Corporate +
                        (National Depository          Government Debt
                        Centre)
--------------------------------------------------------------------------------
RUSSIA                  DCC                           Equity
                        (Depository Clearing
                        Company)
--------------------------------------------------------------------------------
SINGAPORE               CDP                           Equity + Corporate Debt
                        (The Central Depository
                        (Pte) Limited)
--------------------------------------------------------------------------------
SINGAPORE               SGS                           Government Debt
                        (Monetary Authority of
                        Singapore / Singapore
                        Government Securities
                        Book-Entry System)
--------------------------------------------------------------------------------
SLOVAK                  SCP                           Equity, Corporate +
REPUBLIC                (Stredisko cennych            Government Debt
                        papierov SR Bratislava,
                        a.s.)
--------------------------------------------------------------------------------
SLOVAK                  NBS                           Government Debt
REPUBLIC                (National Bank of Slovakia)
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SLOVENIA                KDD                           Equity + Corporate Debt
                        (Centralna klirinsko
                        depotna druzba d.d.)
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SOUTH AFRICA            CDL                           Corporate + Government
                        (Central Depository (Pty)     Debt
                        Limited)
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SOUTH AFRICA            STRATE                        Equity
                        (Share Transactions
                        Totally Electronic)
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SOUTH KOREA             KSD                           Equity, Corporate +
                        (Korea Securities             Government Debt
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SPAIN                   SCLV                          Equity + Corporate Debt
                        (Servicio de Compensacion
                        y Liquidacion de Valores,
                        S.A.)
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SPAIN                   CBEO                          Government Debt
                        (Banco de Espana / Central
                        Book Entry Office)
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SRI LANKA               CDS                           Equity
                        (Central Depository System
                        (Private) Limited)
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SWEDEN                  VPC                           Equity, Corporate +
                        (Vardepapperscentralen AB)    Government Debt
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SWITZERLAND             SIS                           Equity, Corporate +
                        (SIS SegaInterSettle AG)      Government Debt
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TAIWAN                  TSCD                          Equity + Government Debt
                        (Taiwan Securities Central
                        Depository Co., Ltd.)
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THAILAND                TSD                           Equity, Corporate +
                        (Thailand Securities          Government Debt
                        Depository Company Limited)
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TUNISIA                 STICODEVAM                    Equity + Corporate Debt
                        (Societe Tunisienne
                        Interprofessionnelle pour
                        la Compensation et le
                        Depot des Valeurs
                        Mobilieres)
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TURKEY                  TAKASBANK                     Equity + Corporate Debt
                        (IMKB Takas ve Saklama
                        Bankasi A.S.)
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TURKEY                  CBT                           Government Debt
                        (Central Bank of Turkey)
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UNITED KINGDOM          CREST                         Equity + Corporate Debt
                        (CRESTCo Limited)
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UNITED KINGDOM          CMO                           Sterling & Euro CDs + CP
                        (Central Moneymarkets
                        Office)
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UNITED STATES           DTC                           Equity + Corporate Debt
                        (Depository Trust Company)
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UNITED STATES           PTC                           Mortgage Back Debt
                        (Participants Trust
                        Company)
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UNITED STATES           FED                           Government Debt
                        (The Federal Reserve
                        Book-Entry System)
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URUGUAY                 BCU                           Government Debt
                        (Banco Central del Uruguay)
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VENEZUELA               BCV                           Government Debt
                        (Banco Central de
                        Venezuela)
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ZAMBIA                  CSD                           Equity + Government Debt
                        (LuSE Central Shares
                        Depository Limited)
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ZAMBIA                  BOZ                           Government Debt
                        (Bank of Zambia)
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